PROXY
                         SYMBOLLON PHARMACEUTICALS, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Jack H. Kessler and Paul C. Desjourdy and each or either of them (with full power to act without the other), proxies with full power of substitution, to represent the undersigned and to vote the shares of stock of the corporation which the undersigned would be entitled to vote, if personally present, at the Annual Meeting of Stockholders of Symbollon Pharmaceuticals, Inc. to be held on Wednesday, May 22, 2002 at 10:00 a.m. (local time) at the Company's offices, 37 Loring Drive, Framingham, MA 01702, and any adjournment thereof, upon matters set forth in the Notice of Annual Meeting and Proxy Statement dated April 8, 2002, a copy of which has been received by the undersigned.

                  (Continued, and to be signed on reverse side)

      Please date, sign and mail your proxy card back as soon as possible!

                         Annual Meeting of Stockholders
                         SYMBOLLON PHARMACEUTICALS, INC.

                                  May 22, 2002

\ X \ Please mark your votes as in this example.

                                                          WITHHOLD
                                                         AUTHORITY
                             FOR the nominee          for the nominee
                             listed at right          listed at right
1.  ELECTION OF DIRECTORS        \  \                       \  \

                           Nominee:         Jack H. Kessler


(INSTRUCTION: To withhold authority to vote for any individual nominee, write nominee's name on the line provided below.)

-----------------------------------------------------


2.  TO RATIFY THE APPOINTMENT OF BDO SEIDMAN, LLP AS THE
    INDEPENDENT AUDITORS OF THE COMPANY.


                              FOR               AGAINST           ABSTAIN
                             \   \              \   \             \   \


3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments thereof.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS INDICATED, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS INDICATED AND FOR APPROVAL OF THE PROPOSALS PRESENTED.

PLEASE COMPLETE,  DATE, SIGN AND RETURN PROMPTLY.




SIGNATURE  ___________________________________   DATE________________

SIGNATURE if held jointly________________________________   DATE________________

Note: (Signature(s) should be exactly as name or names appear on this proxy.
If stock is held jointly, each holder should sign. If signing is by an attorney, executor, administrator, trustee or guardian, please give full title.)